                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                             (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /   Preliminary Proxy Statement
/  /   Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
/X /   Definitive Proxy Statement
/  /   Definitive Additional Materials
/  /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

- ------------------------------------------------------------------------------
                   Alliance Global Environment Fund, Inc.
              (Name of Registrant as Specified In Its Charter)
- ------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
/  /   $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
/  /   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

       (1)    Title of each class of securities to which transaction applies:
- ------------------------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:
- ------------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- ------------------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:
- ------------------------------------------------------------------------------
       (5)    Total fee paid:
- ------------------------------------------------------------------------------
/   /  Fee paid previously with preliminary materials.
/   /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:


00250070.AJ4

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]   ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
- --------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
- --------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 20, 1995

To the Stockholders of Alliance Global Environment Fund, Inc.:

  Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of Alliance Global Environment Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, June 20, 1995 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 10, 1995:

    1. To elect three Directors of the Fund, each such Director to hold office for a term of three years, and until a successor is duly elected and qualified;

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors of the Fund for its fiscal year ending October 31, 1995; and

    3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on April 28, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary
New York, New York
May 10, 1995
- --------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO SAVE ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
- --------------------------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                     ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 20, 1995

                               ----------------

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Global Environment Fund, Inc. (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, June 20, 1995 at 11:00 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about May 10, 1995.

  The Board of Directors has fixed the close of business on April 28, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of April 28, 1995 consisted of 6,907,169 shares of common stock. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of three Directors and for the ratification of Ernst & Young LLP as the Fund's independent auditors for its fiscal year ending October 31, 1995. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by June 20, 1995, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors will be elected to serve for a term of three years, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Pursuant to the Articles of Incorporation and the Bylaws of the Fund, the Board of Directors has been divided into three classes. The term of office of the first class will expire as of the Meeting (Class One), the term of office of the second class will expire as of the annual meeting of stockholders to be held in 1996 (Class Two), and the term of office of the third class will expire as of the annual meeting of stockholders to be held in 1997 (Class Three). Upon expiration of the term of office of each class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Mr. David H. Dievler, the Hon. James D. Hodgson and Mr. Alan Stoga are the members constituting Class One; Messrs. John D. Carifa, Richard M. Lilly and Robert C. White are the members constituting Class Two; and Messrs. John H. Dobkin, W. H. Henderson, Stig Host and the Hon. John C. West are members constituting Class Three.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the three Directors in Class One, Messrs. Dievler, Hodgson and Stoga, are standing for re-election. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also it is unclear if extradition treaties now in effect between the United States and the United Kingdom would subject these Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Directors is set forth below. Each is a director or trustee of one or more of the other registered investment companies managed by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser").

                                                                                 NUMBER OF SHARES
                                                                                BENEFICIALLY OWNED
        NAME, POSITIONS AND OFFICES WITH THE FUND,     YEAR FIRST  YEAR TERM       DIRECTLY OR
             AGE, PRINCIPAL OCCUPATIONS DURING          BECAME A  AS DIRECTOR    INDIRECTLY AS OF
        THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS     DIRECTOR  WILL EXPIRE     APRIL 28, 1995
        -------------------------------------------    ---------- ------------  ------------------
   * John D. Carifa, Chairman and President, 50.          1990        1996            2,000
      President, Chief Operating Officer and a Di-                 (Class Two)
      rector of Alliance Capital Management Corpora-
      tion ("ACMC").***
 **+ David H. Dievler, 65. Formerly a Senior Vice         1990       1998++             500
      President of ACMC.                                           (Class One)
 **+ John H. Dobkin, 53. President of Historic Hudson     1992        1997              -0-
      Valley (historic preservation) since 1990. He               (Class Three)
      was formerly Director of the National Academy
      of Design. From 1987 to 1992, he was a Director
      of ACMC.
 **+ W.H. Henderson, 68. Retired oil company execu-       1990        1997              -0-
      tive and independent oil and gas consultant.                (Class Three)
      Director of Fidelity Japan OTC and Regional
      Markets Fund.
 **+ The Hon. James D. Hodgson, 79. Director of           1990       1998++             500
      United Television, Inc. (broadcasting). He was               (Class One)
      formerly U.S. Ambassador to Japan and U.S.
      Secretary of Labor.
 **+ Stig Host, 68. Chairman and Director of Kriti        1990        1997              630
      Exploration, Inc. (oil and gas exploration and              (Class Three)
      production), Managing Director of Kriti Oil and
      Minerals, N.V., Chairman of Kriti Properties
      and Development Corporation (real estate),
      Chairman of International Marine Sales, Inc.
      (marine fuels), Director of Florida Fuels, Inc.
      (marine fuels), President of Alexander Host
      Foundation and Trustee of the Winthrop Focus
      Funds.
 **+ Richard M. Lilly, 64. President and Chief Exec-      1992        1996            1,000
      utive Officer of Esso Italiana, S.p.A. from                  (Class Two)
      1990 to 1992. From 1985 to 1989, he was Presi-
      dent and Chief Executive Officer of Esso Eu-
      rope-Africa Services and, previously, affili-
      ated in other capacities with Exxon Corporation
      since 1957.

- --------
  * "Interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund because of affiliation with the Adviser.
 ** Member of the Audit Committee.
*** For purposes of this Proxy Statement, ACMC shall refer to Alliance Capital
    Management Corporation, the general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.
  + Member of the Nominating Committee.
 ++ If re-elected at the Meeting.

                                                                                 NUMBER OF SHARES
                                                                                BENEFICIALLY OWNED
        NAME, POSITIONS AND OFFICES WITH THE FUND,     YEAR FIRST  YEAR TERM       DIRECTLY OR
             AGE, PRINCIPAL OCCUPATIONS DURING          BECAME A  AS DIRECTOR    INDIRECTLY AS OF
        THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS     DIRECTOR  WILL EXPIRE     APRIL 28, 1995
        -------------------------------------------    ---------- ------------  ------------------
 **+ Alan Stoga, 44. Managing Director and a member       1992       1998++            -0-
      of the Board of Directors of Kissinger Associ-               (Class One)
      ates, Inc. He is also a member of the Board of
      Visitors of the Claremont Graduate School--
      Center for Politics and Economics, the New York
      Council on Foreign Relations, the Board of the
      Council of the Americas, the Board of the
      Americas Society and the Argentine Chamber of
      Commerce.
 **+ The Hon. John C. West, 72. Attorney in private       1990        1997             825
      practice, Distinguished Professor of Middle                 (Class Three)
      East Studies, University of South Carolina and
      Chairman of Seibecs Bruce Group, Inc. (property
      and casualty insurance). Retired Director of
      Whittaker Corp. (chemical and aerospace) and
      Bio-Whittaker Corp. (technology). He was for-
      merly Governor of South Carolina and U.S. Am-
      bassador to Saudi Arabia.
 **+ Robert C. White, 74. Formerly a Vice President       1990        1996             500
      and Chief Financial Officer of the Howard                    (Class Two)
      Hughes Medical Institute. Retired Director of
      the MEDSTAT Group (healthcare information sys-
      tems) and the Ambassador Funds and a retired
      Trustee of the St. Clair Fund (registered in-
      vestment companies). He was formerly Assistant
      Treasurer of Ford Motor Company.

- --------
** Member of the Audit Committee.
 + Member of the Nominating Committee.
++ If re-elected at the Meeting.

  During the fiscal year ended October 31, 1994, the Board of Directors met four times. The Audit Committee met twice during the fiscal year ended October 31, 1994 for the purposes described below in Proposal Two. The Nominating Committee did not meet during the fiscal year ended October 31, 1994. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1994, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors.

                                                          TOTAL NUMBER OF FUNDS
                                             TOTAL         IN THE ALLIANCE FUND
                                          COMPENSATION    COMPLEX, INCLUDING THE
                           AGGREGATE   FROM THE ALLIANCE    FUND, AS TO WHICH
    NAME OF DIRECTOR     COMPENSATION    FUND COMPLEX,       THE DIRECTOR IS
      OF THE FUND        FROM THE FUND INCLUDING THE FUND A DIRECTOR OR TRUSTEE
    ----------------     ------------- ------------------ ----------------------
John D. Carifa..........    $     0         $      0                49
David H. Dievler........    $     0         $      0                42
John H. Dobkin..........    $ 4,250         $110,750                29
W.H. Henderson..........    $10,000         $ 22,250                 5
Hon. James D. Hodgson...    $10,000         $ 73,000                 8
Stig Host...............    $10,000         $ 22,250                 5
Richard M. Lilly........    $10,000         $ 22,250                 5
Alan Stoga..............    $10,000         $ 21,250                 5
Hon. John C. West.......    $10,000         $ 22,250                 5
Robert C. White.........    $10,000         $133,500                36

  As of April 28, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                  PROPOSAL TWO

                   RATIFICATION OR REJECTION OF SELECTION OF
                        INDEPENDENT AUDITORS OF THE FUND

  The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the fiscal year ending October 31, 1995. Their selection was approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), at a meeting held on September 15, 1994. Ernst & Young LLP has audited the accounts of the Fund since the commencement of the Fund's operations, and does not have any direct financial interest or any material indirect financial interest in the Fund.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice during each full fiscal year with representatives of Ernst & Young LLP to discuss the scope of their engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

              INFORMATION AS TO PRINCIPAL OFFICERS, THE INVESTMENT
                   ADVISER AND THE ADMINISTRATOR OF THE FUND

  The principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by the Adviser.

  John D. Carifa, Director, Chairman and President. (See Proposal One, "Election of Directors," at page 3 for biographical information.)

  Mark H. Breedon, 42, Vice President-Investments, is a Vice President of ACMC and a Director and Senior Vice President of Alliance Capital Limited ("ACL").

  Nicholas Crossland, 23, Vice President-Investments, is an Assistant Vice President of ACL with which he has been associated since 1991. Previously, he was a Trading Assistant with Brewin Dolphin.

  Jonas Krumplys, 38, Vice President, is a Vice President of ACMC with which he has been associated since 1991. Previously, he was an Assistant Vice President of Waddell & Reed.

  Daniel V. Panker, 56, Vice President, is a Senior Vice President of ACMC.

  Mark D. Gersten, 44, Treasurer and Chief Financial Officer, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS").

  Edmund P. Bergan, Jr., 45, Secretary, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, and a Vice President and Assistant General Counsel of ACMC.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

  Section 30(f) of the Act and the rules under Section 16 of the Securities Act of 1934 require that the Directors and Officers of the fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares of the Fund. During 1994, required reports were not filed on a timely basis on behalf of Ms. Madelon Devoe Talley and Messrs. Brian O'Neil and Jerry M. de St. Paer, each a Director of ACMC. The report, in each case, related to Form 3.

                    DEFINITION OF "VOTE OF A MAJORITY OF THE
                   OUTSTANDING VOTING SECURITIES" OF THE FUND

  The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the Act, means the vote of (i) 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. The only voting securities of the Fund are its outstanding shares of common stock.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by January 11, 1996 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Nancy Davis at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

May 10, 1995
New York, New York

TABLE OF CONTENTS                                                           PAGE
- --------------------------------------------------------------------------------
Introduction..............................................................    1
Proposal One: Election of Directors.......................................    1
Proposal Two: Ratification or Rejection of Selection of Independent
 Auditors of the Fund.....................................................    5
Information as to Principal Officers, the Investment Adviser and the
 Administrator of the Fund................................................    6
Definition of "Vote of a Majority of the Outstanding Voting Securities" of
 the Fund.................................................................    6
Submission of Proposals for the Next Annual Meeting of Stockholders.......    7
Other Matters.............................................................    7
Reports to Stockholders...................................................    7

                                ALLIANCE GLOBAL
                            ENVIRONMENT FUND, INC.



- -------------------------------------------------------------------------------
                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                       Alliance Capital Management L.P.
- -------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
JUNE 20, 1995

                            APPENDIX

PROXY                                                       PROXY
             ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

INSTRUCTIONS TO THE STOCKHOLDERS OF ALLIANCE GLOBAL ENVIRONMENT
FUND, INC. (THE "CORPORATION"), IN CONNECTION WITH THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 1995.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION.

The undersigned hereby instructs Emilie D. Wrapp and Carol H. Rappa to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on June 20, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?
____________________________      _____________________________
____________________________      _____________________________
____________________________      _____________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE                         With-   For All
                                        For    hold    Except

1.  Election of Directors               /   /  /   /   /   /

    Class One Directors (term expires in 1998):

         DAVID H. DIEVLER, THE HON. JAMES D. HODGSON AND
         ALAN STOGA

    INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
    THROUGH THE NOMINEE'S NAME.

                                        For    Against Abstain
2.  Ratification of the selection of    /   /  /   /   /   /
    Ernst & Young LLP as the indepen-
    dent auditors for the Corporation
    for the fiscal year ending
    October 31, 1995.

                                        For    Against Abstain
3.  In their discretion, on such other  /   /  /   /   /   /
    matters as may properly come before
    the meeting or any adjournment
    thereof.


Please be sure to sign and date this Proxy.    Date ____________
Shareholder sign here __________________________________________
Co-owner sign here ____________________________________________

Mark box at right if comments or address change have been noted
on the reverse side of this card.                      /   /

RECORD DATE SHARES: